UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2019

Portman Ridge Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00735	20-5951150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Madison Avenue, 23rd Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 891-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PTMN	The NASDAQ Global Select Market
6.125% Notes due 2022	KCAPL	The NASDAQ Global Select Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

Portman Ridge Finance Corporation (the “Company”) held its Annual Meeting of Shareholders on July 10, 2019 (the “Annual Meeting”). At the Annual Meeting, the Company submitted three proposals to the vote of the shareholders, which are described in detail in the Company’s proxy statement dated May 24, 2019. As of May 16, 2019, the record date for the Annual Meeting, 37,356,061 shares of common stock were eligible to be voted, and 34,882,002 of those shares were voted in person or by proxy at the Annual Meeting.

Proposal 1: Election of Directors

The Company’s shareholders elected George Grunebaum, Dean C. Kehler and David Moffitt as Class I directors to each serve for a three-year term, or until their successors are duly elected and qualified. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes

George Grunebaum	11,070,863	1,632,420	22,178,719
Dean C. Kehler	10,506,305	2,196,978	22,178,719
David Moffitt	11,242,762	1,460,521	22,178,719

The other directors to serve after the Annual Meeting were as follows:

Class II Directors (terms expiring in 2020)	Class III Directors (terms expiring in 2021)

Robert Warshauer	Alexander Duka
Graeme Dell	Christopher Lacovara
Ted Goldthorpe

Proposal 2: Advisory Vote on Executive Compensation

The compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2018 was approved by a non-binding, advisory vote. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

10,613,306	1,521,600	568,377	22,178,719

Proposal 3: Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The results of the vote were as follows:

For	Against	Abstain

33,160,734	1,002,311	718,957

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2019	PORTMAN RIDGE FINANCE CORPORATION

	By:	/s/ Edward U. Gilpin
Name: Edward U. Gilpin
Title: Chief Financial Officer